Related Party Transactions	6 Months Ended
Nov. 30, 2016
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

4. RELATED PARTY TRANSACTIONS

The President of the Company provides management fees and office premises to the Company for a fee of $1,500 per month, the right to which the President has agreed to assign to the Company until such a time as the Company closes on an Equity or Debt financing of not less than $750,000. The assigned rights are valued at $1,000 per month for rent and $500 for executive compensation. A total of $9,000 for donated management fees was charged to Shareholder Loan for the six months ended November 30, 2016.

As of November 30, 2016, there are loans from the majority shareholder and related party totalling $47,236.These loans were made in order to assist in meeting general and administrative expenses. These advances are unsecured, due on demand and carry no interest or collateral.